UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

JULY 23, 2003

Date of Report (Date of earliest event reported)

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000- 28252	94-3184303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

585 Broadway Redwood City, CA 94063
(Address of principal executive offices, including zip code)

(650) 261-5100
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press Release of BroadVision, Inc. (“BroadVision”) dated July 23, 2003.

Item 9.  Regulation FD Disclosure.

In accordance with Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, BroadVision issued a press release announcing the financial results for the quarter ended June 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: July 23, 2003	By:	/s/ William E. Meyer
William E. Meyer Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of BroadVision, Inc. dated July 23, 2003.